                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 10, 1999

                     Structured Asset Securities Corporation
                     ---------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                     333-49129              74-2440858
          --------                     ---------              ----------
(State or Other Jurisdiction          (Commission           (IRS Employer
of Incorporation)                     File Number)          Identification No.)

  200 Vesey Street, New York, New York                       10285
  ------------------------------------                       -----
(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code (212) 526-7000

          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

      On June 10, 1999, a single series of certificates, entitled LB Commercial Mortgage Trust 1999-C1, Commercial Mortgage Pass-Through Certificates, Series 1999-C1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), entered into by and among Structured Asset Securities Corporation (the "Registrant") and a master servicer, a special servicer and a trustee. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Certain classes of the Certificates, designated as Class A-1, Class A-2, Class B, Class C, Class D, Class E and Class X (collectively, the "Underwritten Certificates") were registered under the Registrant's registration statement on Form S-3 (no. 333-49129) and sold to Lehman Brothers Inc. ("Lehman Brothers") and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill"; and Merrill, together with Lehman Brothers, the "Underwriters") pursuant to an underwriting agreement (the "Underwriting Agreement") dated as of May 26, 1999. The Underwriting Agreement is attached hereto as Exhibit 1.1.

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

      Not applicable.

(b) Pro forma financial information:

      Not applicable.

(c) Exhibits:

Exhibit No.       Description

1.1 Underwriting Agreement, dated as of May 26, 1999, between Structured Asset Securities Corporation, as seller, and Lehman Brothers Inc., on behalf of itself and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriters.

4.1 Pooling and Servicing Agreement, dated as of June 1, 1999, among Structured Asset Securities Corporation, as depositor, First Union National Bank, as master servicer, GMAC Commercial Mortgage Corporation, as special servicer, and Norwest Bank Minnesota, National Association, as trustee.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 10, 1999

                                          STRUCTURED ASSET SECURITIES
                                            CORPORATION

                                          By: \s\  James Blakemore
                                              -----------------------
                                              Name:  James Blakemore
                                              Title: Vice President

                                  EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit No.                                                             Page No.
-----------                                                             --------

1.1 Underwriting Agreement, dated as of May 26, 1999, between Structured Asset Securities Corporation, as seller, and Lehman Brothers Inc., on behalf of itself and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriters.

4.1 Pooling and Servicing Agreement, dated as of June 1, 1999, among Structured Asset Securities Corporation, as depositor, First Union National Bank, as master servicer, GMAC Commercial Mortgage Corporation, as special servicer, and Norwest Bank Minnesota, National Association, as trustee.